EXHIBIT 99.1

May 7, 2008

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: St. Lawrence Energy Corp.
Commission File No. 0-23266

We have read the statements that we understand St. Lawrence Energy Corp. will include in Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

We have no basis to agree or disagree with any other statement made in Item 4.01 of such report.

Respectfully submitted,

/s/ Michael F. Cronin CPA Michael F. Cronin CPA